UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 30, 2011

ePunk, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-53564	26-1395403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32792 Shipside Dr. Dana Point, CA 92629
(Address of principal executive offices) (Zip Code)

(949) 429-7868
(Registrant’s telephone number, including area code)

TRUESPORT ALLIANCES & ENTERTAINMENT, LTD. 5795-A Rogers Street Las Vegas, Nevada 89118
(Former name or former address, if changed since last report)

––––––––––––––––
Copies to:

Gregg E. Jaclin, Esq.
Christine Melilli, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, principally in the sections entitled “Description of Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.   All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.   Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry into a Material Definitive Agreement

As more fully described in Item 2.01 below, we entered into a Share Exchange Agreement, dated June 30, 2011 (the “Share Exchange Agreement”) by and among ePunk, Inc. (“we,” “ePunk” or the “Company”), Punk Industries, Inc. (“Punk Industries”) and the shareholders of Punk Industries, Inc. (the “Punk Industries Shareholders”) pursuant to which we acquired all of the shares of Punk Industries (the “Merger”) which is an importer and wholesaler of small on and off-road vehicles and accessories. The closing of the transaction (the “Closing”) took place on June 30, 2011 (the “Closing Date”).  On the Closing Date, we acquired 100% of the outstanding shares of common stock of Punk Industries (the “Punk Industries Stock”) from the Punk Industries Shareholders.  In exchange for the Punk Industries Stock, we issued 24,750,000 shares of our common stock, which represents approximately 98.77% of our issued and outstanding common stock to the Punk Shareholders. A copy of the Share Exchange Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by reference. All references to the Share Exchange Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

Upon Closing, Punk Industries became a 100% wholly-owned subsidiary of the Company. At the date of the Share Exchange Agreement, Jesse Richard Gonzales owned a majority interest in both ePunk and Punk Industries.  The directors of the Company approved the Share Exchange Agreement and the transactions contemplated under the Share Exchange Agreement. The directors of Punk Industries have approved the Share Exchange Agreement and the transactions contemplated thereunder.

The Merger transaction is discussed more fully in Section 2.01 of this Current Report. The information therein is hereby incorporated in this Section 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

CLOSING OF EXCHANGE AGREEMENT

As described in Item 1.01 above, on June 30, 2011, we acquired 100% of the shares of Punk Industries, an importer and wholesale distributer of small on-road vehicles and accessories based in California.   The closing of the transaction took place on June 30, 2011.  On the Closing Date, we acquired 100% of the Punk Industries Stock from the Punk Industries Shareholders.  In exchange, we issued the 24,750,000 shares of our common stock to the Punk Industries Shareholders, representing approximately 98.77% of the Company’s Common Stock post closing.

At the closing, Punk Industries became a 100% owned subsidiary of the Company. The directors of the Company have approved the Share Exchange Agreement and the transactions contemplated under the Share Exchange Agreement. After the Merger, there are 25,058,534 shares of Common Stock issued and outstanding.

Punk Industries was incorporated in Nevada in 2011.  The business was founded by its current directors, Richard Jesse Gonzales, Justin Matthew Dornan, and Frank J. Drechsler, with the intention of importing and distributing small on-road vehicles and accessories.

Punk Industries is an importer and wholesaler of small on-road vehicles and accessories and plans to launch an ecommerce penny auction site to auction motor bikes and other electronic devices, as well as, set up various power-sports dealerships throughout the country for Chinese distributors by using its existing dealership relationships.

Punk Industries is a wholesale seller focused on sales of small on and off-road vehicles such as scooters and buggies. The Company offers a wide range of accessories for the various small on and off-road vehicle models.

BUSINESS

History

Punk Industries was incorporated in Nevada in February 2011.  The business was founded by Richard Jesse Gonzales, Justin Matthew Dornan, and Frank J. Drechsler, with the intention of importing and wholesaling small on-road vehicles such as scooters and buggies.

Overview

Punk Industries is a wholesaler of small on-road vehicles and accessories. Punk Industries currently generates a majority of its revenue from sales through its site Countyimports.com. In addition, Punk Industries has various power-sports dealerships throughout the country through which sales of their products are made. Lastly, Punk Industries has launched an ecommerce penny auction site to auction motor bikes and other electronic devices.

Punk Industries is seeking to gain funding for the development of their dealerships and live e-commerce Penny Auction website. The available auction items include motor bikes, gas motor scooters, ATV’s, Go Karts, dirt-bikes and related accessories and performance parts.  The auctions include penny auctions, beginner auctions, seat auctions, reverse auctions, Buy Now auctions.   Secondly, Punk Industries, Inc. seeks to set up additional power-sports dealerships throughout the country for Chinese distributors by using its existing dealership relationships.

Punk Industries currently anticipates the implementation of its business plan will require additional investment capital. The Company hopes to raise $250,000 in equity financing in 2011, however, the Company has not raised any money.  If we are successful in raising the necessary funds we will use those funds to engage potential customers, to fund product development, to provide working capital, and for other corporate purposes.

Organization & Subsidiaries

As a result of the Share Exchange Agreement, the Company owns 100% of the outstanding common stock of Punk Industries, a Nevada corporation which was formed in February 2011.  Punk Industries does not have any other subsidiaries.

Products & Services

On-line Sales

On-line retail sales are currently made through Countyimports.com. The Company has owned the Countyimports.com domain name since inception and has generated approximately $200,000 in unaudited sales through the site since that time.

Dealership Acquisitions

Punk Industries has established various power-sports dealerships throughout the country for Chinese distributors.  These dealerships carry motor bikes, gas motor scooters, ATV’s, Go Karts, dirt-bikes and related accessories and performance parts.  Punk Industries seeks additional financing to acquire additional dealerships. Additional dealerships will be acquired through inbound leads from CountyImports.com, ViperSportUSA.com, and like dealerships.  Initially, small to mid-sized dealerships will be assessed for potential acquisition.

As part of the dealership acquisition, accessories and parts for power-sports vehicles will be acquired. The accessory line will include, but not limited to, racks for scooters, saddle bags, windshields, and various performance upgrades. Using an aggressive inside sales outbound call campaign and the experience of existing dealer contacts the dealerships will be acquired.  Once the acquisition(s) takes place, an experienced outside sales force will be established (using the existing contacts across the country).  Additionally, four regional account managers will be established to support the dealership network and territories.

Penny Auctions

The penny auction website domain name is bidpunks.com.  This website displays the live auction activity with real-time bids, available items to bid, and countdown clocks for each bid.  The site is graphically animated, interactive and has an easy to use web interface.  New members login and register in a secure section of the site.

Unlike EBay which uses an English Auction model (ascending price auction), penny auctions are bidding-fee auctions.  The bidder purchases ‘bids’ before they can be used on the site. Auctions start at zero dollars, and each bid bumps the price up by a small amount, usually a penny, hence the name.  Auctions have announced ending times, but in penny auctions, new bids placed toward the end of the auction add a small amount of time, such as 10 or 20 seconds, to the auction.  Every item has a countdown clock and as people bid, the cost of the item goes up incrementally and more time is added to the clock. Even if the bidder does not win the item, they still have to pay for the bids placed which can add up over time. The auctioneer receives income both in the form of the fees collected for each bid and in the form of payment for the winning bid.  PayPal is the payment gateway for all our bidders.

Figure 1:  Example of Social Networking on a Penny Auction Site

Revenue Management

Revenue is generated from on-line sales through our website Countyimports.com, dealership sales, and on-line auction sales. Since inception, sales through Countyimports.com has accounted for approximately 60% of our total revenue, dealership sales have accounted for approximately 10%, and on-line auction sales have accounted for approximately 25%. Goods are either shipped directly from the manufacturer or distributor warehouses located in California and Texas.

Market Entry Strategy

Management will place initial efforts on gaining market share within the industry through creative marketing and advertising. The Company plans to use public figures to promote their products and utilize radio, television and Google Ads to advertise their products. The Company will utilize its existing dealer contacts to network and promote the opening of additional dealerships and to create brand recognition.

Customers

Although the end users for the Punk Industries products are the consumers, the company plans to create a marketing campaign in addition to its dealership distribution strategy to gain market share. Revenue is generated from sales through the Company’s on-line penny auction sites, as well as through dealership sales. We will target small to mid size dealerships and will research demographics to ensure the promotion of the proper products to our target customers.

Competition

Our competitors are companies such as Roketa, JCL International, LLC, Motobuys.com, and Icebear International Group. We intend to compete with these companies by providing better quality products from established brand name manufacturers. In addition, we plan to offer to our customers service contracts through our dealerships.

Properties

ePunk, Inc. maintains its corporate office at 32792 Shipside Dr., Dana Point, CA 92629 and is currently in the process of relocating to a new leased location at 34105 Pacific Coast Hwy, Dana Point, CA.

Employees

ePunk, Inc. currently has a team of two full time employees and  two part time employees managing the day to day operations related to business, accounting, legal, marketing and IR. By the end of 2011, the Company expects to employ seven to ten full time employees

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this Form 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

COMPANY OVERVIEW

Punk Industries was incorporated in Nevada in February 2011.  The business was founded by Richard Jesse Gonzales, Justin Matthew Dornan, and Frank J. Drechsler, with the intention of importing and wholesale distributing small on-road vehicles such as scooters and buggies.

Punk Industries is an importer and wholesale distributer of small on-road vehicles and accessories and plans to launch an ecommerce penny auction site to auction motor bikes and other electronic devices, as well as, set up various power-sports dealerships throughout the country for Chinese distributors by using its existing dealership relationships.

Punk Industries plans to establish various power-sports dealerships throughout the country for Chinese distributors.  These dealerships will carry motor bikes, gas motor scooters, ATV’s, Go Karts, dirt-bikes and related accessories and performance parts.  The dealerships will be acquired through inbound leads from CountryImports.com, ViperSportUSA.com, and like dealerships.  Initially, small to mid-sized dealerships will be assessed for potential acquisition.

As part of the dealership acquisition, accessories and parts for power-sports vehicles will be acquired. The accessory line will include, but not limited to, racks for scooters, saddle bags, windshields, and various performance upgrades.
Using an aggressive inside sales outbound call campaign and the experience of existing dealer contacts the dealerships will be acquired.  Once the acquisition(s) takes place, an experienced outside sales force will be established (using the existing contacts across the country).  Additionally, four regional account managers will be established to support the dealership network and territories.

Management will place initial efforts on gaining market share within the industry through creative marketing and advertising. The Company plans to use public figures to promote their products and utilize radio, television and Google Ads to advertise their products. The Company will utilize its existing dealer contacts to network and promote the opening of additional dealerships and to create brand recognition.

PLAN OF OPERATION

The Company is a development stage company and has generated approximately $200,000 in unaudited gross revenues from its inception in February 2011.

Over the next twelve months, we intend to build our business plan which includes increasing our on-line and penny auction sales, in addition to establishing over 100 additional dealerships.

LIQUIDITY AND CAPITAL RESOURCES

There can be no assurance that the Company will have adequate capital resources to fund planned operations or that any additional funds will be available to the Company when needed, or if available, will be available on favorable terms in the amounts required by the Company.

In this regard, management is planning to raise necessary additional funds through loans and additional sales of its common stock. There is no assurance that the Company will be successful in raising additional capital. The Company hopes to raise $250,000 from equity in 2011, which will be used to fund operations and provide working capital. Should the Company be unable to raise this amount of capital its operating plans will be limited to the amount of capital that it can access.

OFF-BALANCE SHEET ARRANGEMENTS

The Company does not have any off-balance sheet arrangements.

MANAGEMENT

The following table sets forth the names, ages, and positions of our new executive officers and directors. Executive officers are elected annually by our Board of Directors.  Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified.  Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

NAME	AGE	POSITION
Richard Jesse Gonzales	33	President, Chief Executive Officer and Director
Justin Matthew Dornan	34	Treasurer, Director
Frank J. Drechsler	44	Secretary, Director

Richard Jesse Gonzales, 33, Chief Executive Officer, President, Director

Richard Jesse Gonzales, graduated from Embry Riddle University with a Major in Professional Aeronautics and Minor in Airport Management.  Applying his education in the field of Air Traffic Control, Mr. Gonzales’ was employed by the Federal Aviation Administration and the US Navy.  He completed two tours of duty as part of his 9 years of employment with the military and is a United states Navy veteran.

Mr. Gonzales began his first ecommerce company as a hobby/side business while still employed with the FAA in 1999.  In the burgeoning industry of ecommerce, Mr. Gonzales began by specializing in the niche of high-profit, fast-selling products through online sources such as eBay. In 2004, Mr. Gonzales was offered a position as National Sales Manager at Patriot Motorcycle Corporation, a public company specializing in motorsports. By applying his business model in the motorsports industry, Mr. Gonzales began online distribution of affordable family motorsports via the new Chinese motorsports import market in 2004.  In 2005, Mr. Gonzales began www.CountyImports.com aka ww.CountyMotorsports.com. This company has since grown to be the second largest online motorsports entity in the market and a multi-million dollar sales enterprise consisting of two brick and mortar locations, one logistics warehouse in Kansas and a vast network of dealers and distribution.

Justin Matthew Dornan, 34, Treasurer, Director

Justin M. Dornan has been the Sales Manager for Countyimports.com since 2009.  With a formal education in graphic design, sound recording and 3D design, Mr. Dornan brings this experience and his passion for the off-road motorsports industry. Having begun his career in the off-road motorsports industry in 2004, Mr. Dornan was the Western United States Regional Sales Director for Patriot Motorcycle Corporation out of San Clemente, CA.  Mr. Dornan achieved top company sales for 2005-2006 with over 125 new dealer accounts in a 12 month period and managing a team of 10 employees.

 In 2006, Mr. Dornan founded Horizon Motor Sports, LLC, a powersports wholesale provider for industry leaders such as Hensim USA, Jet Moto, Adly Moto, American Lifan, Hammerhead Offroad, Konced, and North Star Trailers. Mr. Dornan still owns and currently operates Horizon Motor Sports, LLC.  Mr. Dornan developed and co-founded CountyImports.com in 2005 to combine his technical education with his skills in sales and management.  Mr. Dornan currently operates the CountyImports.com sales team, social media and internet marketing.

Frank J. Drechsler, Secretary, Director

Frank J. Drechsler, graduated from California State University, Fullerton with a Bachelor of Science degree in International Business in 1992. Mr. Drechsler is chief executive officer, president, treasurer and director of San West, Inc.

Since 2002 through March 2011, Mr. Drechsler has been an officer and director of Krinner USA, Inc., a privately-held Nevada corporation which markets and sells Christmas tree stands designed in Germany.

From October 1998 to May 2001, Mr. Drechsler was the president and a director of Pacific Trading Post, Inc., a Nevada corporation, which marketed and sold products on the Internet within the outdoor sports industries, specifically in the areas of skate, surf and snow.

In January 1998, Mr. Drechsler co-founded and developed the business model for skatesurfsnow.com, where he was responsible for the day-to-day operations. During 1997, Mr. Drechsler was self-employed as a consultant and helped start up companies develop sales and marketing programs. From 1995 to December 1996, Mr. Drechsler was the international sales manager for Select Distribution.

Family Relationships

None.

Related Party Transactions

Except for the Merger discuss herein, there are no other related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

We currently do not have a code of ethics that applies to our officers, employees and directors, including our Chief Executive Officer and do not have any plans to adopt one in the near future unless the Board of Directors deems one necessary.

Conflicts of Interest

Certain potential conflicts of interest are inherent in the relationships between our officers and directors, and us.

From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate.  These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with ours with respect to operations, including financing and marketing, management time and services and potential customers.  These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated.  Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities.

Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities.  We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

EXECUTIVE COMPENSATION

ePUNK, INC. COMPENSATION SUMMARY

Summary Compensation Table

The following table sets forth all cash compensation paid by the Company, for the period from February 16, 2011 (inception) to June 30, 2011.  The table below sets forth the positions and compensations for each officer and director of the Company.

Name and Principal Position	Year	Salary	Bonus ($)	Stock Award ($)	Option Award ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Richard Jesse Gonzales, CEO	2011	-	-	-	-	-	-	-	-
Justin Matthew Dornan. Treasurer, Director	2011	-	-	-	-	-	-	-	-
Frank J. Drechsler, Secretary, Director	2011	-	-	-	-	-	-	-	-

Outstanding Equity awards at Fiscal Year End

The Company does not have any outstanding equity awards.

Director Compensation

Our directors will not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Certain Relationships and Related Transactions

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the Board of Directors for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

PRINCIPAL STOCKHOLDERS

Pre-Combination

The following table sets forth certain information regarding our shares of common stock beneficially owned on June 30, 2011, for (i) each stockholder known to be the beneficial owner of 5% or more of the outstanding Common Shares of the Company, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on a pro forma basis prior to the Closing of the Combination and Offering.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class (1)

Richard Jesse Gonzales 32792 Shipside Drive Dana Point, CA 92629	103,454	33.53%

Justin Matthew Dornan 33142 Ocean Ridge Dana Point, CA 92629	60,856	19.72%

Frank J. Drechsler 17620 Oak Street Fountain Valley, CA 92708	38,542	12.49%

All executive officers and directors as a group	202,852	65.74%

(1)	Based on 308,534 shares outstanding prior to the close of the Merger.

Post-Combination

The following table sets forth certain information regarding our Common Shares beneficially owned on the Closing Date, for (i) each stockholder known to be the beneficial owner of 5% or more of the outstanding Common Shares of the Company, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.

As of the date of filing, we have 25,058,534 shares of Common Stock outstanding and 0 shares of preferred stock outstanding.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class (1)

Richard Jesse Gonzales 32792 Shipside Drive Dana Point, CA 92629	12,603,454	50.30%

Justin Matthew Dornan 33142 Ocean Ridge Dana Point, CA 92629	7,560,856	30.17%

Frank J. Drechsler 17620 Oak Street Fountain Valley, CA 92708	4,788,542	12.49%

All executive officers and directors as a group	24,952,852	99.58%

(1)	Based on 25,058,534 shares outstanding post the close of the Merger.

DESCRIPTION OF SECURITIES

The Company is authorized to issue 100,000,000 shares of Common Stock, par value $0.0001 and 25,000,000 shares of preferred stock, par value $0.0001. Immediately prior to the Merger, 308,534 shares of Common Stock were issued and outstanding and 0 shares of preferred stock were issued and outstanding.   Immediately following the Merger, there were 25,058,534 shares of Common Stock issued and outstanding.

(a) Shares of Common Stock.   Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that elections for directors shall be by a plurality of votes. Stockholders do not have preemptive rights to purchase shares in any future issuance of our common stock. Upon our liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries and other holdings and investments. In addition, our operating subsidiaries, from time to time, may be subject to restrictions on their ability to make distributions to us, including as a result of restrictive covenants in loan agreements, restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors and preferred stockholders.

(b) Preferred Stock.

Our board of directors has the authority, within the limitations and restrictions in our amended articles of incorporation, to issue 25,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of any series, without further vote or action by the stockholders.  The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in our control without further action by the stockholders.  The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including voting rights, of the holders of Common Stock.  In some circumstances, this issuance could have the effect of decreasing the market price of the Common Stock. Prior to Closing, there were no shares of preferred stock outstanding.  We currently have no plans to issue any shares of preferred stock.

LEGAL PROCEEDINGS

Currently there are no outstanding judgments against the Company or any consent decrees or injunctions to which the Company is subject or by which its assets are bound and there are no claims, proceedings, actions or lawsuits in existence, or to the Company’s knowledge threatened or asserted, against the Company or with respect to any of the assets of the Company that would materially and adversely affect the business, property or financial condition of the Company, including but not limited to environmental actions or claims. However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business.  Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Share Exchange Agreement, on June 30, 2011, we issued 24,750,000 shares of common stock to the Punk Industries Shareholders in exchange for 100% of the Punk Industries Stock.  Such securities were not registered under the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the approval of our Board of Directors and the written consent of at least a majority of the outstanding shares of common stock of the Company, we filed a Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to change the name of the Company from “Truesport Alliances & Entertainment, Ltd.” to “ePunk, Inc.” The Certificate of Amendment became effective on June 20, 2011. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein in its entirety by reference.

Item 8.01 Other Events

In connection with the corporate name change and pursuant to the terms of the Share Exchange Agreement, the company’s stock ticker symbol has changed from “TSAN” to “PUNK” on the over-the-counter bulletin board, effective as of July 5, 2011.  Stockholders do not need to exchange stock certificates in connection with the corporate name change and ticker symbol change.

Item 9.01 Financial Statement and Exhibits.

NONE.

(d)  EXHIBITS

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation changing the name of the Corporation to ePunk, Inc.

10.1	Form of Share Exchange Agreement by and among ePunk, Inc., Punk Industries, Inc., Punk Industries, Inc. Shareholders dated June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ePunk, Inc.

Date: July 21, 2011	By:	/s/ Richard Jesse Gonzales
Richard Jesse Gonzales
Chief Executive Officer, Director